As filed with the Securities and Exchange Commission on December 5, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22872

Steben Select Multi-Strategy Master Fund

(Exact name of registrant as specified in charter)

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Address of principal executive offices) (Zip code)

Francine J. Rosenberger, Esq.

c/o Steben & Company, Inc.

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Name and address of agent for service)

(240) 631-7600

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2016

Item 1. Reports to Stockholders.

Semi-Annual Report September 30, 2016

Steben Select Multi-Strategy Master Fund

Advised By:

Steben & Company, Inc.

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, MD 20878

240.631.7600

www.steben.com

Steben Select Multi-Strategy Master Fund
Financial Statements
September 30, 2016 (Unaudited)

Steben Select Multi-Strategy Master Fund
Statement of Assets and Liabilities
September 30, 2016 (Unaudited)

ASSETS
Investments in Portfolio Funds, at fair value (cost $57,824,976)	$62,061,216
Cash Equivalents	1,166,606
Receivable for fund shares sold	374,127
Dividends receivable	239

Total Assets	63,602,188

LIABILITIES
Investment management fees payable	65,989
Accrued operating services fee payable	7,920
Subscriptions received in advance	245,000

Total Liabilities	318,909

NET ASSETS	$63,283,279

Shares outstanding
($0.01 par value; unlimited shares authorized)	6,066,893

Net asset value per share (net assets/shares outstanding)	$10.43

COMPONENTS OF NET ASSETS
Paid in capital	$64,465,166
Accumulated net investment loss	(6,705,303)
Accumulated net realized gain	1,287,176
Net unrealized appreciation on investments	4,236,240
Net Assets	$63,283,279

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Master Fund	2	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Statement of Operations
For the Six Months Ended September 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividend income	$3,105

EXPENSES
Investment management fees (Note 6)	385,103
Operating services fee (Note 6)	46,218

Total Expenses	431,321

Net Investment Loss	(428,216)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	3,376,103
Change in unrealized appreciation/depreciation on investments	(4,864,669)
Net Realized and Unrealized Loss on Investments	(1,488,566)

Net Decrease in Net Assets from Operations	$(1,916,782)

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Master Fund	3	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Statements of Changes in Net Assets

	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016
FROM OPERATIONS
Net investment loss	$(428,216)	$(683,552)
Net realized gain (loss) on investments	3,376,103	(17,184)
Change in unrealized appreciation/depreciation on investments	(4,864,669)	1,577,079
Net Increase (Decrease) in Net Assets from Operations	(1,916,782)	876,343

FROM DISTRIBUTIONS
Net investment income	-	(3,483,869)
Net realized gain	-	(106,408)
Net Decrease in Net Assets from Distributions	-	(3,590,277)

FROM CAPITAL TRANSACTIONS
Proceeds from sales of shares	7,915,000	12,441,500
Proceeds from reinvestment of distributions	-	3,590,277
Payments for purchases of shareholders' interests	-	(125,000)
Net Increase in Net Assets from Capital Transactions	7,915,000	15,906,777
Total Increase in Net Assets	5,998,218	13,192,843

NET ASSETS
Beginning of period	57,285,061	44,092,218
End of period	$63,283,279	$57,285,061

Accumulated Net Investment Loss	$(6,705,303)	$(6,277,087)

SHARE TRANSACTIONS
Shares sold	738,650	1,122,657
Shares reinvested	-	335,964
Shares redeemed	-	(10,968)
Total share transactions	738,650	1,447,653

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Master Fund	4	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Statement of Cash Flows

For the Six Months Ended September 30, 2016 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets from operations	$(1,916,782)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(26,365,341)
Sales of investments	19,766,468
Change in unrealized appreciation/depreciation on investments	4,864,669
Net realized gain on investments	(3,376,103)

Changes in operating assets and liabilities:
Investments made in advance	1,000,000
Receivable for fund shares sold	(374,127)
Dividends receivable	(159)
Investment management fees payable	6,255
Accrued operating services fee payable	751
Net Cash used in Operating Activities	(6,394,369)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of shares	7,915,000
Change in Subscriptions received in advance	(1,110,000)
Net Cash provided by Financing Activities	6,805,000

Net Change in Cash and Cash Equivalents	410,631

CASH AND CASH EQUIVALENTS
Beginning of period	755,975
End of period	$1,166,606

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Master Fund	5	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Schedule of Investments and Cash Equivalents
September 30, 2016 (Unaudited)

				Redemptions
Investments in Portfolio Funds(1):	Percentage of Net Assets	Cost	Fair Value	Frequency	Notice Period Number of Days
Equity Long/Short Strategy:

Marshall Wace Eureka Fund Class B2	14.25%	$8,000,000	$9,018,805	Monthly	30
Passport Long Short Fund LP Class B	7.31	5,000,000	4,627,272	Monthly	15
Visium Global Fund, LP Reserve	0.02	9,635	9,093	Quaterly	45
	21.58	13,009,635	13,655,170
Equity Market-Neutral Strategy:

Hunting Hill Equity Arbitrage Fund, LP Class A	12.16	7,500,000	7,697,255	Monthly	30
Voloridge Trading Aggressive Fund LP	17.36	11,865,341	10,981,886	Monthly	5
	29.52	19,365,341	18,679,141
Fixed-Income Relative Value Strategy:
The Obsidian (Offshore) Fund – Class V Master Series (2)	8.93	5,100,000	5,652,758	Monthly	60
The Obsidian (Offshore) Fund - Class V Series 01 16(2)	0.82	500,000	515,564	Monthly	60
The Obsidian (Offshore) Fund - Class V Series 05 16(2)	1.64	1,000,000	1,040,528	Monthly	60
	11.39	6,600,000	7,208,850
Global Macro Strategy:
AHL (Cayman) SPC, Class A1 Evolution USD(2)	7.35	3,500,000	4,654,150	Monthly	5

Graham Absolute Return Ltd.(2)	13.11	7,700,000	8,296,689	Quarterly	30
	20.46	11,200,000	12,950,839
Multi-Strategy:

Stratus Feeder Ltd. C USD 1.5 Leverage(2)	15.12	7,650,000	9,567,216	Monthly	60

Total Investments in Portfolio Funds:	98.07	57,824,976	62,061,216

Cash Equivalents:

Money Market Fund:
STIT-Government & Agency Portfolio - Institutional Class, 0.31%(3)(4)	1.84	1,166,606	1,166,606

Total Investments in Portfolio Funds and Cash Equivalents	99.91%	$58,991,582	$63,227,822

(1) All Portfolio Funds are non-income producing.

(2) Offshore Portfolio Fund.

(3) 7-Day Yield.

(4) Income Producing.

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Master Fund	6	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Portfolio Fund Strategies
September 30, 2016 (Unaudited)

Equity Long/Short. Portfolio Funds employing a long/short equity strategy seek to profit from stock selection, based primarily on fundamental or quantitative company analysis. Such Portfolio Fund Managers buy stocks they believe to be underpriced in the expectation that they will increase in value (called “going long”) and sell short stocks they believe to be overpriced in the expectation that they will decrease in value (called “going short”). A Portfolio Fund’s net market exposure (that is the value of the allocation to long positions minus that to short positions) may be net long (with a larger allocation to long than short positions), balanced or net short. Portfolio Fund Managers have the flexibility to set and adjust this net market exposure based on their preferred investment style, their bullishness or bearishness on the broad direction of equity indices, as well as the attractiveness of the investment opportunity set. It is common for long/short equity portfolios to be net long much of the time, but the size of this net long exposure will typically be lower than that of a traditional long-only equity fund. In cases where a Portfolio Fund Manager has a high degree of conviction in a long or short position, the Portfolio Fund’s allocation to that stock may be more concentrated than is typical in a traditional long-only equity fund. Portfolio Funds may have a broad global mandate (including developed and emerging markets), or they may specialize in stocks in a particular geographic area, industry, or market capitalization segment. Portfolio Fund Managers can use leverage to amplify potential gains and losses.

Equity Market-Neutral. Equity market-neutral strategies seek to profit from forecasting the relative performance of individual stocks against other comparable peer stocks, while taking little net market exposure. Portfolio Fund Managers typically use sophisticated quantitative trading models to implement their strategies. They buy stocks that their models forecast will outperform peer stocks and sell short those that are expected to underperform. The accuracy of these model forecasts for any single given stock tends to be low, so Portfolio Fund Managers generally build diversified portfolios of hundreds of stocks or more in an attempt to improve the aggregate predictive success of the strategy. Portfolio Funds are constructed to be close to market-neutral either on a dollar basis (meaning the total value of long positions is roughly equal to the short positions) or on a beta basis (meaning the sensitivity of the long positions to a move in the broad stock index is roughly equal in size to the sensitivity of the short positions). This means that relative price movements among stocks, rather than movements in the broad stock market index, will usually drive strategy returns. Portfolio Fund Managers also may choose to balance evenly their long and short portfolio exposure to other risk or style factors such as market capitalization, geography and sector exposure. Significant leverage may be applied to increase potential gains and losses.

Fixed-Income Relative Value. These strategies attempt to take advantage of pricing inefficiencies between similar or related fixed-income instruments. To execute this strategy, a Portfolio Fund Manager typically will invest in undervalued or higher yielding fixed-income instruments, while seeking to hedge some types of risk, such as interest rate risk, with offsetting short positions in lower yielding, fairly valued or overvalued instruments with similar characteristics. Mispricing in related fixed-income instruments can arise for microeconomic reasons, such as an imbalance in supply and demand for certain issues, or for macroeconomic reasons, such as central bank policy. Portfolio Funds have the potential to profit from a positive yield differential between a long position and its short hedge, as well as from any favorable price appreciation of the undervalued long position relative to the short position. The universe of fixed-income instruments is broad, is not limited to any range of maturity, and includes U.S. and foreign sovereign debt securities, mortgage-backed securities, asset-backed securities, corporate credit as well as related derivatives in all of these sectors. Such securities may be investment grade, below investment grade (commonly known as "junk bonds") and distressed. The use of derivatives such as swaps, futures and options is extensive. Significant leverage may be used to increase potential profits and losses.

Global Macro. Global macro strategies seek to generate returns by identifying mispriced assets around the world, using macroeconomic analysis. These Portfolio Funds have a broad authority to invest long or short across geographies, including both developed and emerging markets, as well as across asset classes, including equities, fixed-income, credit, currencies, physical commodities and derivatives of all of these. Some Portfolio Fund Managers may however choose to participate in only a subset of these markets based on their experience and expertise. Portfolio Fund Managers may

Steben Select Multi-Strategy Master Fund	7	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Portfolio Fund Strategies
September 30, 2016 (Unaudited)

analyze economic data, fiscal and monetary policy, asset valuations, price trends and other factors in determining their investment view. Portfolio Fund positions can be “directional” or “relative value”. Directional trades involve long or short positions that seek to participate in the absolute rise or fall in prices of individual markets. For example, a short position in gold futures would profit from an absolute decline in gold prices. In contrast, a relative value trade seeks to participate in the relative outperformance of one asset against another through a long position in one asset paired against a short position in another. For example, a position in 10-Year U.S. Treasury Notes and a short position in 10-Year Japanese Government Bonds would profit from the relative outperformance of U.S. against Japanese bonds. Global macro strategies may use significant leverage, especially in relative value positions. Such leverage may not be financial leverage involving borrowed money, but rather may be economic leverage that is implicit in derivative instruments.

Multi-Strategy. The Master Fund also may invest in Portfolio Funds that pursue two or more of the strategies listed above as well as others. Indeed, many Portfolio Funds will have exposure to more than one Portfolio Fund strategy or may have characteristics of more than one Portfolio Fund strategy. Accordingly, there is a wide degree of discretion in how a particular Portfolio Fund is categorized or in how its capital is allocated among Portfolio Fund strategies in reports compiled by the Investment Manager. Decisions on how to most appropriately characterize a Portfolio Fund are made by the Investment Manager in its sole discretion.

Steben Select Multi-Strategy Master Fund	8	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Strategy Allocation Breakdown
September 30, 2016 (Unaudited)

Strategy Allocation Breakdown (Unaudited)
(as a % of total investments)
September 30, 2016

Steben Select Multi-Strategy Master Fund	9	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2016 (Unaudited)

1.	Organization

Steben Select Multi-Strategy Master Fund (the “Master Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company and serves as a master fund in a master-feeder structure. Steben Select Multi-Strategy Fund serves as a feeder fund in the master-feeder structure. The Master Fund has authorized unlimited common shares of beneficial interest (“Shares”), which may be issued in more than one class or series. Shares in the Master Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under the Securities Act of 1933 (“Securities Act”). Investments in the Master Fund generally may be made only by U.S. and foreign investment companies or other investment vehicles that include persons who are “accredited investors” (“Shareholders”), as defined in Regulation D under the Securities Act.

The Master Fund’s investment objective is to seek capital appreciation with low long-term correlation to traditional public equity and fixed income markets. The Master Fund is a “fund of funds” and seeks to achieve its investment objective, primarily by allocating its assets, directly or indirectly, among investment partnerships, managed funds, securities, swaps and other assets held in segregated accounts and other investment funds, which may include investment funds commonly referred to as hedge funds, (collectively, “Portfolio Funds”) that are managed by third-party investment managers (“Portfolio Fund Managers”) that employ a variety of alternative investment strategies.

The Board of Trustees (the “Board” and each member a “Trustee”) is authorized to engage an investment adviser and it has selected Steben & Company, Inc. (the “Investment Manager”), to manage and oversee the Master Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Manager is a Maryland corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and a swap firm, and is a member of the National Futures Association as well as with the Securities and Exchange Commission (the “SEC”) as a broker-dealer. Under the Investment Management Agreement, the Investment Manager is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund.

2.	Summary of Significant Accounting Policies and Practices

a.      Basis of Accounting | The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The Master Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

b.      Valuation |

Share Valuation. The Master Fund will calculate its Net Asset Value (“NAV”) as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 P.M.) on the last business day of each calendar month and such other dates as the Board may determine, including in connection with repurchase of Shares, in accordance with the procedures and policies established by the Board. The NAV of the Master Fund will equal the value of the total assets of the Master Fund, less all of its liabilities, including accrued fees and expenses.

Investment Valuation. The Investment Manager’s Valuation Committee implements the valuation of the Master Fund’s investments, including interests in the Portfolio Funds, in accordance with written policies and procedures (the

Steben Select Multi-Strategy Master Fund	10	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2016 (Unaudited)

“Valuation Procedures”) that the Board of the Master Fund has approved for purposes of determining the value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in Portfolio Funds. The Investment Manager’s Valuation Committee consists of members of the Board, additional officers of the Master Fund, and one or more representatives of the Investment Manager.

Investments are carried at fair value. As a general matter, the fair value of the Master Fund’s investment in a Portfolio Fund represents the amount that the Master Fund can reasonably expect to receive if the Master Fund’s investment was sold at its reported NAV. Determination of fair value involves subjective judgment and amounts ultimately realized may vary from estimated values. The fair value of the Portfolio Funds has been estimated using the NAV as reported by the Portfolio Fund Managers of the respective Portfolio Funds. FASB guidance provides for the use of NAV as a “Practical Expedient” for estimating fair value of the Portfolio Funds. NAV reported by each Portfolio Fund is used as a practical expedient to estimate the fair value of the Master Fund’s interest therein.

Certain securities and other financial instruments in which the Portfolio Funds invest may not have readily ascertainable market prices and will be valued by the Portfolio Fund Managers. Such valuations generally will be conclusive with respect to the Master Fund, even though a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value will impact the Portfolio Fund Manager’s compensation. Generally, neither the Investment Manager nor the Board will be able to confirm independently the accuracy of the valuations made by the Portfolio Fund Managers. The net asset values or other valuation information received by the Investment Manager from the Portfolio Funds will typically be estimates only, subject to revision through the end of each Portfolio Fund’s annual audit. The valuations reported by the Portfolio Fund Managers, upon which the Master Fund will calculate its NAV, may be subject to later adjustment based on information reasonably available at that time. To the extent that subsequently adjusted valuations or revisions to Portfolio Fund net asset values adversely affect the Master Fund’s NAV, the outstanding Shares of the Master Fund will be adversely affected by prior repurchases to the benefit of Shareholders who previously had Shares repurchased at a NAV per share higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had Shares repurchased at a NAV per share lower than the adjusted amount.

Under the Valuation Procedures, if the Master Fund, acting reasonably and in good faith, determines that a Portfolio Fund Manager cannot provide valuation of a Portfolio Fund or if the Master Fund determines that the valuation provided by a Portfolio Fund Manager does not represent the fair value of the Master Fund’s interest in a Portfolio Fund, the Master Fund may utilize any other reasonable valuation methodology to determine the fair value of the Portfolio Fund. Although redemptions of interests in Portfolio Funds normally are subject to advance notice requirements, Portfolio Funds typically will make available NAV information to holders representing the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. In the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported by the Portfolio Fund, or whether to adjust such value to reflect a premium or discount to such NAV.

In making a fair value determination, the Master Fund will consider all appropriate information reasonably available to it at the time and that the Investment Manager believes to be reliable. The Master Fund may consider factors such as, among others: (i) the price at which recent purchases for or redemptions of the Portfolio Fund’s interests were effected; (ii) information provided to the Master Fund by a Portfolio Fund Manager, or the failure to provide such information as the Portfolio Fund Manager agreed to provide in the Portfolio Fund’s offering materials or other agreements with the Master Fund; (iii) relevant news and other sources; and (iv) market events. In addition, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Portfolio Fund interests, the Master Fund may determine that it is appropriate to apply a discount to the NAV reported by the Portfolio Fund. The Board reviews all valuation adjustments, which would be undertaken pursuant to the Board-approved policy and procedures.

To the extent that the Investment Manager invests the assets of the Master Fund in securities or other instruments that are not investments in Portfolio Funds (e.g., directly or through separate accounts), the Master Fund will generally value such assets as described below. Securities traded: (1) on one or more of the U.S. national securities exchanges or the OTC

Steben Select Multi-Strategy Master Fund	11	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2016 (Unaudited)

Bulletin Board will be valued at their last sales price; and (2) on the NASDAQ Stock Market will be valued at the NASDAQ Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on the NASDAQ Stock Market for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded and such valuations translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Master Fund’s NAV that would materially affect the value of the security, the value of such security will be adjusted to its fair value. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Investment Manager’s Valuation Committee will monitor the value assigned to each security by the pricing service to determine if it believes the value assigned to a security is correct. If the Investment Manager’s Valuation Committee believes that the value received from the pricing service is incorrect, then the value of the security will be its fair value as determined in accordance with the Valuation Procedures.

c.      CFTC Regulation | On August 13, 2013, the CFTC adopted rules to harmonize conflicting SEC and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

Previously, in November 2012, the CFTC issued relief for fund of fund operators, including advisers to registered investment companies that may otherwise be required to register with the CFTC as commodity pool operators but do not have access to information from the investment funds in which they are invested in order to determine whether such registration is required. This relief delayed the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds.

In July 2013, the Investment Manager claimed no-action relief from the CFTC registration with respect to its operation of the Master Fund. Although the CFTC now has adopted harmonization rules applicable to investment companies that are deemed to be commodity pools, the CFTC has not yet issued guidance on how funds of funds are to determine whether they are deemed to be commodity pools. As of September 30, 2016, the Master Fund is not considered a commodity pool and continues to rely on the fund of fund no-action relief.

d.      Cash Equivalents | The Master Fund considers all unpledged temporary cash investments of sufficient credit quality with a maturity date at the time of purchase of three months or less to be cash equivalents. The Master Fund considers U.S. regulated money market funds to be cash equivalents.

e.      Security Transactions and Investment Income Recognition | Purchases and sales of securities are recorded on a trade-date basis. For investments in securities, interest income is recorded on the accrual basis and dividends are recorded on the ex-dividend date. Realized gains or losses on the disposition of investments are accounted for based on the specific identification method. Investments that are held by the Master Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations.

f.       Federal Income Taxes | The Master Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Investments in

Steben Select Multi-Strategy Master Fund	12	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2016 (Unaudited)

foreign securities may result in foreign taxes being withheld by the issuer of such securities. The Master Fund files a state tax return in Delaware.

The Master Fund has a tax year end of October 31st.

The Master Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and major jurisdictions and concluded that no provision for income tax would be required in the Master Fund’s financial statements. The Master Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of October 31, 2015 (the Master Fund’s tax year end), the tax cost of securities and components of distributable earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$45,393,737
Gross tax unrealized appreciation	9,201,396
Gross tax unrealized depreciation	(7,256,721)
Net tax unrealized appreciation	1,944,675
Undistributed ordinary income	1,493,349
Undistributed long-term gains	45,498
Total distributable earnings	1,538,847
Total accumulated gains	$3,483,522

At October 31, 2015, the Master Fund had no capital loss carry forwards.

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year.

The Master Fund had deferred late year losses of $15,696 and $0 deferred post-October 2015 losses.

The Master Fund distributed $3,151,084 out of ordinary income and $15,883 out of long-term capital gains during the period November 1, 2014 through October 31, 2015 and distributed $336,422 of ordinary income during the period November 1, 2013 through October 31, 2014.

g.      Use of Estimates | The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates and such differences may be significant.

h.      Fund Expenses | Pursuant to the Operating Services Agreement with the Master Fund, the Investment Manager has contractually agreed to pay all of the Master Fund’s ordinary operating expenses so long as Steben & Company, Inc. remains the Investment Manager, including the Master Fund’s organizational and offering expenses but not the following Master Fund expenses: the Management Fee, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, portfolio fund and portfolio fund manager fees and expenses, taxes and governmental fees, acquired fund fees and expenses, shareholder servicing fees, litigation and indemnification expenses,

Steben Select Multi-Strategy Master Fund	13	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2016 (Unaudited)

judgments and other extraordinary expenses not incurred in the ordinary course of the Master Fund’s business. The Operating Services Agreement may be terminated at any time by the Board or upon 60 days written notice by the Master Fund or the Investment Manager. See Note 6 – Related Party Transactions.

U.S. Bancorp Fund Services, LLC provides accounting, administrative and transfer agency services to the Master Fund. U.S. Bank, N.A. provides custodian services to the Master Fund.

i.      Shareholder Accounts |

Issuance of Shares. All purchases accepted by the Master Fund are accepted at the end of the month, and the NAV of Shares is determined as of the close of business on the last day of that month. Purchases accepted by the Master Fund become effective as of the opening of business on the first calendar day of the month based on the previous month-end NAV of the Master Fund Shares.

Prior to the end of each month, the Master Fund receives Shareholder contributions with an effective subscription date of the first day of the following month. The Master Fund, in turn, makes contributions to certain Portfolio Funds, which have effective subscription dates of the first day of the following month. These amounts are reported as "Subscriptions received in advance" and "Investments made in advance", respectively.

The Master Fund reserves the right to reject in whole or in part, in its sole discretion, any request to purchase Shares at any time.

Repurchase of Shares. No Shareholder will have the right to require the Master Fund to redeem his, her or its Shares (or any portion thereof). The Master Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. These repurchases are made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. With respect to any future repurchase offer, Shareholders tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 65 to 70 days prior to the date that the Shares to be repurchased are valued by the Master Fund (the “Valuation Date”). The Master Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Master Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. In addition, the Master Fund has the right to repurchase Shares of Shareholders if the Master Fund determines that the repurchase is in the best interest of the Master Fund or upon the occurrence of certain events specified in the Master Fund’s Declaration of Trust.

j.      Dividends and Distributions to Shareholders | Dividends will generally be paid at least annually on the Master Fund’s Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Portfolio Funds in whose securities the Master Fund invests will not pay any dividends, and this, together with the Master Fund’s expenses, means that there can be no assurance the Master Fund will have substantial income or pay dividends.

It is anticipated that any gains or appreciation in the Master Fund’s investments will be treated as ordinary income or long term capital gains. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends or long term capital gains to Shareholders that are subject to tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The NAV per share (or portion thereof) that a Shareholder owns will be reduced by the amount of the distributions or dividends that the Shareholder actually or constructively receives from that share (or portion thereof).

Steben Select Multi-Strategy Master Fund	14	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2016 (Unaudited)

Pursuant to a dividend reinvestment plan established by the Master Fund (the “Dividend Reinvestment Plan”), each Shareholder will automatically be a participant under the Dividend Reinvestment Plan and have all income distributions, whether dividend distributions and/or capital gains distributions, automatically reinvested in additional Shares. Election not to participate in the Dividend Reinvestment Plan and to receive all income distributions, whether dividend distributions or capital gain distributions, in cash may be made by notice to a Shareholder’s intermediary (who should be directed to inform the Master Fund). A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period. A Shareholder whose Shares are registered in the name of a nominee (such as an Intermediary) must contact the nominee regarding its status under the Dividend Reinvestment Plan, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the Dividend Reinvestment Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the Dividend Reinvestment Plan.

Shares will be issued pursuant to the dividend reinvestment plan at their NAV determined on the next valuation date following the record date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Master Fund before the record date to be effective for that dividend or capital gain distribution. The Master Fund may terminate the Dividend Reinvestment Plan at any time upon written notice to the participants in the Dividend Reinvestment Plan. The Master Fund may amend the Dividend Reinvestment Plan at any time upon 30 day’s written notice to the participants. Any expenses of the Dividend Reinvestment Plan will be borne by the Master Fund.

The Master Fund made no distributions during the six months ended September 30, 2016, and the Master Fund paid $3,483,869 out of ordinary income and $106,408 out of long-term capital gains during the fiscal year ended March 31, 2016.

3.	Investments

The Master Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

Level 2 - Investments with other significant observable inputs or investments that can be fully redeemed at the NAV in the “near term”.

Steben Select Multi-Strategy Master Fund	15	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2016 (Unaudited)

Level 3 - Investments with significant observable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments)or investments that cannot be fully redeemed at the NAV in the “near term”.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

The following are the classes of investments grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis at September 30, 2016. The Portfolio Funds below were valued using the NAV as the practical expedient:

Description	(Level 1)	(Level 2)	(Level 3)	Total

Investments in Portfolio Funds*	$-	$-	$-	$62,061,216

Cash Equivalents
Money Market Fund	1,166,606	-	-	1,166,606

Total Investments in Portfolio Funds and Cash Equivalents	$1,166,606	$-	$-	$63,227,822

*The Master Fund invests in Portfolio Funds which were measured using the NAV practical expedient and have not been classified in the fair value hierarchy. The amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the Master Fund's financial statements.

The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. For the six months ended September 30, 2016, there were no transfers in or out of Level 1, Level 2 or Level 3 of the fair value hierarchy.

In May 2015, the FASB issued ASU No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” ASU No. 2015-07 states that investments measured using net asset value per share (or its equivalent) as a practical expedient shall not be categorized within the fair value hierarchy and the reporting entity shall provide the amount measured using the net asset value per share (or its equivalent) practical expedient to permit reconciliation of the fair value of investments included in the fair value hierarchy to the line items presented in the statement of financial position. ASU No. 2015-07 also requires a reporting entity to disclose information that helps users to understand the nature, characteristics, and risks of the investments by class and whether the investments, if sold, are probable of being sold at amounts different from net asset value per share. The changes to disclosures are required for annual reporting periods beginning after December 15, 2015 and interim periods within those annual periods. Management has adopted the disclosure requirements pursuant to ASU No. 2015-07.

4.	Investment Risks and Uncertainties

Portfolio Funds consist of non-traditional, not readily marketable investments, some of which may be structured as offshore limited partnerships, venture capital funds, hedge funds, private equity funds and common trust funds. The underlying investments of such funds, whether invested in stock or other securities, are generally not currently traded in a public market and typically are subject to restrictions on resale. Values determined by Portfolio Fund Managers and general partners of underlying securities that are thinly traded or not traded in an active market may be based on historical cost, appraisals, a review of the investees’ financial results, financial condition and prospects, together with comparisons to

Steben Select Multi-Strategy Master Fund	16	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2016 (Unaudited)

similar companies for which quoted market prices are available or other estimates that require varying degrees of judgment.

Investments are carried at fair value provided by the respective Portfolio Fund Managers. Because of the inherent uncertainty of valuations, the estimated fair values may differ from the values that would have been used had a ready market for such investments existed or had such investments been liquidated, and those differences could be material.

5.	Concentration, Liquidity and Off-Balance Sheet Risk

The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in actively traded securities, illiquid securities, derivatives and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value.

Various risks are also associated with an investment in the Master Fund, including risks relating to the fund-of-funds structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity, as described below.

Redemption restrictions exist for Portfolio Funds whereby the Portfolio Fund Managers may suspend redemption either in their sole discretion or other factors. Such factors include the magnitude of redemptions requested, portfolio valuation issues or market conditions.

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swap contracts. The Master Fund's risk of loss in these Portfolio Funds is limited to the value of its own investments reported in these financial statements by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

6.	Related Party Transactions

a.      Investment Management Fee | Under the terms of the Investment Management Agreement between the Investment Manager and the Master Fund, the Investment Manager is entitled to receive a management fee at an annualized rate, based on the month-end net assets of the Master Fund of 1.25%, accrued and payable monthly. For the six months ended September 30, 2016, the Master Fund incurred $385,103 in management fees.

b.      Operating Services Fee | The Master Fund pays to the Investment Manager, as compensation for the services provided by the Investment Manager and its agents under the Operating Services Agreement, an annualized fee of 0.15%, which is paid monthly, based on the month-end net assets of the Master Fund. For the six months ended September 30, 2016, the Master Fund incurred $46,218 in operating services fees.

7.	Compensation for Trustees

The independent Trustees are paid annual compensation for service on the Board and its Committees for the portfolios overseen in the complex of funds advised by the Investment Manager “SCI Advised Funds” in an annual amount of

Steben Select Multi-Strategy Master Fund	17	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2016 (Unaudited)

$15,000 each. Such compensation encompasses attendance and participation at Board and Committee meetings, including telephonic meetings, if any. There are currently two independent Trustees. The Audit Committee Chairman and the Audit Committee Financial Expert also receives an annual amount of $15,000. In the interest of recruiting and retaining independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, through the Operating Services Agreement, the Investment Manager reimburses each independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other Officers (apart from the CCO) and Trustees of the Master Fund who are “interested persons” by virtue of their affiliation with the Investment Manager receive no compensation in such role.

8.	Investment Transactions

During the six months ended September 30, 2016 (excluding short-term securities), the aggregate purchases of investments were $26,365,341 and sales of investments were $19,766,468. The Master Fund did not purchase long-term U.S. Government securities as a part of its investment strategy during the six months ended September 30, 2016.

9.	Subsequent Events

The Master Fund offered to repurchase Shares in an amount up to 25% of the net assets of the Master Fund, calculated as of December 31, 2016 (the “Repurchase Valuation Date”), and each Share tendered for repurchase will be purchased at the net asset value per Share calculated on that date. Shareholders desiring to tender Shares for repurchase had to do so by 12:00 midnight, Eastern Time on October 24, 2016 (the “Notice Date”). Shareholders had the right to change their minds and withdraw any tenders of their Shares until 12:00 midnight, Eastern Time on October 24, 2016 (the “Expiration Date”). If the Master Fund accepts the tender of the Shareholder’s Shares, the Master Fund will make payment for the Shares it repurchases within 30 days of the Repurchase Valuation Date. No requests for repurchase were received by the Expiration Date.

No shares were repurchased during the six months ended September 30, 2016.

The Master Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Master Fund’s related events and transactions that occurred subsequent to September 30, 2016 and determined that there were no additional significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Steben Select Multi-Strategy Master Fund	18	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Financial Highlights

	Six Months Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016		Year Ended March 31, 2015		For the Period August 1, 2013 (Commencement of Operations) through March 31, 2014
PER SHARE OPERATING PERFORMANCE
Net Asset Value, beginning of period	$10.75		$11.36		$10.80		$10.00

Income (loss) from investment operations:
Net Investment Loss	(0.07)	(1)	(0.16)	(1)	(0.16)	(1)	(0.10)	(1)(2)
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)		0.35		1.64		1.04
Total From Investment Operations	(0.32)		0.19		1.48		0.94
Less distributions:
From net investment income	-		(0.78)		(0.87)		(0.14)
From net realized gains	-		(0.02)		(0.05)		-
Total distributions	-		(0.80)		(0.92)		(0.14)
Net Asset Value, end of period	$10.43		$10.75		$11.36		$10.80

TOTAL RETURN	(2.98)%	(3)	1.74%		14.26%		9.35%	(3)

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period ($000's)	$63,283		$57,285		$44,092		$32,160
Portfolio Turnover	34.00%	(3)	6.25%		0.00%		0.00%	(3)
Ratio of Net Investment Loss to Average Net Assets	(1.39)%	(4)(5)	(1.40)%	(4)	(1.40)%	(4)	(1.40)%	(4)(5)
Ratio of Expenses to Average Net Assets	1.40%	(4)(5)(6)	1.40%	(4)(6)	1.40%	(4)(6)	1.40%	(4)(5)(6)

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2) Due to the timing of capital share transactions, the per share amount of loss from investment operations varies from amounts shown in the statement of operations.

(3) Not Annualized.

(4) Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period.

(5) Annualized.

(6) The ratio of expenses to average net assets does not include expenses of the Portfolio Funds that are paid indirectly by the Master Fund as a result of its ownership of the Portfolio Funds.

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Master Fund	19	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund

Steben Select Multi-Strategy Master Fund
Renewal of Investment Advisory Agreements
September 30, 2016 (Unaudited)

Overview | At an in person meeting held on September 8, 2016, the Board of Trustees for the Steben Select Multi-Strategy Fund (“Select Fund”) and Steben Select Multi-Strategy Master Fund (“Master Fund”), (each, a “Fund”, collectively the “Funds”), including its independent Trustees, approved each investment advisory agreement between each Fund and Steben & Company, Inc. (“Investment Manager” or “Steben”) through September 30, 2017.

In preparation for review of the Agreements, the Board requested the Investment Manager and Subadviser provide substantial and detailed information which the Board determined are reasonably necessary to evaluate the Agreements. The Investment Manager and Subadviser provided information relevant to the approval of the Agreements, including: (1) the nature and extent of the advisory and other services provided to the Funds; (2) the firm’s experience and personnel; (3) firm’s financial condition; (4) comparison of the performance of each firm’s similarly managed accounts versus peer group and/or representative indices; (5) the advisory fee rates for each Fund and a comparison with fee rates charged to other clients; and (6) benefits realized by the firm. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committee that includes presentation by the portfolio management and research and due diligence teams addressing Steben’s investment philosophy, investment strategies, performance, risk management, due diligence, personnel and operations as they relate to the Funds, as well as presentations regarding compliance and operation of the Funds.

The Trustees used this information, as well as other information that the Investment Manager and other service providers submitted to the Board, to help them decide whether to approve the Agreements through September 30, 2017. The Board posed questions to various management personnel of Steben regarding certain key aspects of the materials submitted in support of the approval of the Agreements. The Board also received a detailed memorandum from K&L Gates, counsel to the independent Trustees, regarding the responsibilities of the Board members in connection with their consideration of the Agreements. The Independent Trustees in addition met in executive session both with and without members of the Adviser present.

With respect to the approval of the Agreements, the Board considered the overall fairness of the Agreements and factors it deemed relevant with respect to the Funds, including, but not limited to: (1) the nature, extent and quality of services provided to the Funds; (2) comparison of the performance of each firm’s similarly managed accounts versus peer group and/or representative indices; (3) the costs of the services provided to the Funds and the expected profits and losses to be realized by Steben from its relationship with the Funds; (4) the extent to which economies of scale are realized as the Funds grow; (5) whether the level of fee rates reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Steben with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived by Steben from its relationship with the Funds.

As discussed below, the Board considered many factors and a significant amount of information in evaluating whether the Agreements and the fees provided therein with respect to the Funds should be approved. The Independent Trustees were advised by independent legal counsel with respect to their deliberations regarding the approval of the Agreements. The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the approval of the Agreements. The determination to approve the Agreements was made on the basis of each Trustee’s business judgment after consideration of all the information presented. It is important to recognize that individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Nature, Extent and Quality of Advisory Services | With respect to the approval of the Advisory Agreements, the Board considered the services historically provided by Steben to the Funds and their shareholders, as applicable, as well as Steben’s investment strategies for the Funds. The Board evaluated the services provided by Steben to the respective Funds and took into account the information and discussions provided this meeting as well as those throughout the year,

Steben Select Multi-Strategy Master Fund	20	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund

Steben Select Multi-Strategy Master Fund
Renewal of Investment Advisory Agreements
September 30, 2016 (Unaudited)

including the scope and quality of Steben’s investment management capabilities, as relevant to the particular Fund, in selecting hedge fund programs and trading advisors, allocating assets across various hedge funds and trading advisors, ongoing robust due diligence process and monitoring of hedge fund programs and trading advisors, and its compliance responsibilities. In this connection, the Board considered information regarding the background and experience of key investment personnel; Steben’s focus on complex asset categories; Steben’s experience as a sponsor of multi-manager alternative investment products; the depth and experience Steben personnel have in investment and operational due diligence; Steben’s investment process, risk management, analysis and monitoring of the underlying Portfolio Funds and trading advisors; Steben’s significant compliance and tax reporting effort; and Steben’s oversight of sales. The Board also considered financial information regarding Steben.

The Board considered that Steben is responsible for oversight of compliance with each Fund’s policies and objectives, oversight of each Fund’s compliance with applicable law, and implementation of Board directives as they relate to the Funds. The Board noted that Steben oversees and interacts with the Funds’ service providers.

The Board concluded that the nature, extent and quality of the management and advisory service provided by Steben were appropriate and thus supported a decision to approve each Agreement.

Investment Performance | With respect to the Funds, the Board considered the performance of each Fund, comparable funds, peer group averages, and their benchmark index, as well as the performance of any similar accounts managed by Steben. The Board noted the outperformance of the Select Fund and the Master Fund for the periods ended March 31, 2016 and since inception. The Board gave appropriate consideration to performance reports and discussions with Steben at Board meetings throughout the year. The Board evaluated the comparative information provided by Steben and found such overall comparative results to be satisfactory.

Costs of Advisory Services and Level of Profitability | The Board considered (i) the costs of the services historically provided by Steben, (ii) the compensation and benefits received by Steben in providing services to the Funds, and (iii) its profitability. The Board considered the advisory fee rate payable by each Fund to Steben under the Agreements, comparisons to the advisory fee rates of comparable funds, comparisons to the fee rate Steben receives on its pooled funds, the expense ratio of each Fund and the expense ratio of comparable funds, as well as peer group averages of advisory fee rates and expense ratios. In addition, the Board considered the fees received by Steben under the operating agreements, noting that the Funds’ operating expenses exceed the fees paid by each Fund to Steben and that the operating agreements serve as a contractual expense limitation.

The Board evaluated Steben’s representation that it continues to operate each Fund at a loss. The Board discussed expense allocations by Steben, and took into account the significant investment by and cost to Steben regarding service infrastructure to support the Funds and their investors.

Based on the information provided, the Board concluded that Steben’s fees and profits (if any) derived from its relationship with the Funds in light of the Funds’ expenses, are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies. The Board also concluded that the overall expense ratios of the Funds are reasonable, taking into account the size of the Funds, the quality of services provided by Steben, the investment performance of the Funds and the expense limitations agreed to by Steben through the Funds’ operating services agreements.

Economies of Scale | The Board considered the extent to which economies of scale would be realized relative to fee levels as the Funds grow, and whether the management fee rates reflect these economies of scale for the benefit of shareholders. In considering the overall fairness of the Advisory Agreements, the Trustees assessed the degree to which

Steben Select Multi-Strategy Master Fund	21	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund

Steben Select Multi-Strategy Master Fund
Renewal of Investment Advisory Agreements
September 30, 2016 (Unaudited)

economies of scale that would be expected to be realized if the Funds’ assets increase as well as the extent to which fee levels would reflect those economies of scale for the benefit of the Funds’ shareholders. The Trustees also noted that they will have the opportunity to periodically re-examine whether the Funds have achieved economies of scale, as well as the appropriateness of fees paid to Steben.

Benefits | In evaluating compensation, the Board considered other benefits realized by Steben from its relationship with the Funds. In this connection, the Board noted, among other things, that Steben receives compensation through the operating services agreements and pays all of each Fund’s operating expenses. The Board noted that Steben does not realize “soft dollar” benefits from its relationship with the Funds. In the context of reviewing the overall economic relationship between Steben and the Funds, the Board also concluded that other benefits derived by Steben from its relationship with the Funds, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Funds and their investors, and are consistent with industry practice and the best interests of the Funds and their shareholders.

Other Considerations | The Board determined that Steben has made a substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of investor service, and as well as the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders.

Conclusion | Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board approved each Agreement on the basis that its terms and conditions are fair to, and in the best interests of, the Funds and their shareholders.

Steben Select Multi-Strategy Master Fund	22	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund

Steben Select Multi-Strategy Master Fund
Additional Information

September 30, 2016 (Unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Select Fund and the Master Fund use to determine how to vote proxies relating to portfolio securities, as well as information on how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 after commencement of operations will be available on Form N-PX without charge by calling 1-800-726-3400, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure

The Select Fund and the Master Fund each file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q is available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

Privacy Policy

Both the Select Fund and the Master Fund collect non-public information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. We also disclose that information is provided to unaffiliated third parties (such as to the investment adviser to the Select Fund and the Master Fund, and to brokers and custodians) only as permitted by law and only as needed for them to assist us in providing agreed services to you. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

In the event that you hold shares of the Select Fund or the Master Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

Steben Select Multi-Strategy Master Fund	23	Semi-Annual Report to Shareholders

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable during the period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Steben Select Multi-Strategy Master Fund

By (Signature and Title):	/s/ Kenneth E. Steben
Kenneth E. Steben, Chief Executive Officer

Date:	December 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) :	/s/ Kenneth E. Steben
Kenneth E. Steben, Chief Executive Officer

Date:	December 5, 2016

By (Signature and Title):	/s/ Carl Serger
Carl Serger, Chief Financial Officer

Date:	December 5, 2016